                                                                      EXHIBIT 23





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




WE HAVE ISSUED OUR REPORT DATED JUNE 19, 2000 ACCOMPANYING THE FINANCIAL STATEMENTS AND SCHEDULE INCLUDED IN THE ANNUAL REPORT OF SUMMA RX LABORATORIES, INC. ON FORM 10-K FOR THE YEAR ENDED APRIL 30, 2000. WE HEREBY CONSENT TO THE INCORPORATION BY REFERENCE OF SAID REPORT IN THE REGISTRATION STATEMENT OF SUMMA RX LABORATORIES, INC. ON FORM S-8 (FILE NO. 33-9475 EFFECTIVE OCTOBER 9, 1986).





Dallas, Texas
June 19, 2000